EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Northwest Bancorporation, Inc. (the “Company”) on Form 10-QSB for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Randall L. Fewel, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

A signed original of this written statement required by Section 906 has been provided to Northwest Bancorporation, Inc. and will be retained by Northwest Bancorporation, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

By	/s/ Randall L. Fewel
Randall L. Fewel, President and Chief Executive Officer

Date: August 4, 2006